                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO DYNAMIC CREDIT OPPORTUNITIES
 COUNSELOR SERIES TRUST)                FUND
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO EXCHANGE FUND
 FUNDS)                                 INVESCO HIGH INCOME 2023 TARGET TERM
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2024 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
 INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
 TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
 VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
 INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
 TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO BOND FUND
 INVESCO CALIFORNIA VALUE MUNICIPAL
 INCOME TRUST

     on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA
AIM COUNSELOR SERIES
   TRUST (INVESCO
  COUNSELOR SERIES                                      EFFECTIVE   EXPIRATION
       TRUST)                WAIVER DESCRIPTION            DATE       DATE
---------------------        ------------------         ----------- -----------
 Invesco Strategic     Invesco will waive advisory      4/30/2014   06/30/2019
 Real Return Fund      fees in an amount equal to the
                       advisory fees earned on
                       underlying affiliated
                       investments

AIM INVESTMENT FUNDS
(INVESCO INVESTMENT                                     EFFECTIVE   EXPIRATION
       FUNDS                 WAIVER DESCRIPTION            DATE       DATE
---------------------        ------------------         ----------- -----------
 Invesco Balanced-                                       02/24/15   06/30/2019
 Risk Commodity        Invesco will waive advisory
 Strategy Fund         fees in an amount equal to the
                       advisory fees earned on
                       underlying affiliated
                       investments
 Invesco Global                                         12/17/2013  06/30/2019
 Targeted Returns      Invesco will waive advisory
 Fund                  fees in an amount equal to the
                       advisory fees earned on
                       underlying affiliated
                       investments

  AIM TREASURER'S
SERIES TRUST (INVESCO
 TREASURER'S SERIES                                     EFFECTIVE   EXPIRATION
       TRUST)                WAIVER DESCRIPTION            DATE       DATE
---------------------        ------------------         ----------- -----------
                                                         2/1/2011   12/31/2018
 Invesco Premier       Invesco will waive advisory
 Portfolio             fees in the amount of 0.07% of
                       the Fund's average daily net
                       assets
                                                         2/1/2011   12/31/2018
 Invesco Premier       Invesco will waive advisory
 U.S. Government       fees in the amount of 0.07% of
 Money Portfolio       the Fund's average daily net
                       assets
                                                        06/01/2016  12/31/2018
 Invesco Premier       Invesco will waive advisory
 Tax-Exempt            fees in the amount of 0.05% of
 Portfolio             the Fund's average daily net
                       assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2019
Invesco Equity and Income Fund               February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2019
Invesco Growth and Income Fund               February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal  September 30, 2015  June 30, 2019
  Fund
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2019

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco Charter Fund                            July 1, 2007     June 30, 2019
Invesco Diversified Dividend Fund               July 1, 2007     June 30, 2019
Invesco Summit Fund                             July 1, 2007     June 30, 2019

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco European Small Company Fund             July 1, 2007     June 30, 2019
Invesco Global Core Equity Fund                 July 1, 2007     June 30, 2019
Invesco International Small Company Fund        July 1, 2007     June 30, 2019
Invesco Small Cap Equity Fund                   July 1, 2007     June 30, 2019

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund          February 12, 2010   June 30, 2019
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2019
Invesco Quality Income Fund                  February 12, 2010   June 30, 2019
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2019

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                      ------------------- ---------------
 Invesco Asia Pacific Growth Fund             July 1, 2007     June 30, 2019
 Invesco European Growth Fund                 July 1, 2007     June 30, 2019
 Invesco Global Growth Fund                   July 1, 2007     June 30, 2019
 Invesco Global Opportunities Fund           August 3, 2012    June 30, 2019
 Invesco Global Responsibility Equity Fund   June 30, 2016     June 30, 2019
 Invesco Global Small & Mid Cap Growth
   Fund                                       July 1, 2007     June 30, 2019
 Invesco International Companies Fund      December 21, 2015   June 30, 2019
 Invesco International Core Equity Fund       July 1, 2007     June 30, 2019
 Invesco International Growth Fund            July 1, 2007     June 30, 2019
 Invesco Select Opportunities Fund           August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                      ------------------- ---------------
 Invesco All Cap Market Neutral Fund       December 17, 2013   June 30, 2019
 Invesco Balanced-Risk Allocation Fund/1/     May 29, 2009     June 30, 2019
 Invesco Balanced-Risk Commodity Strategy
 Fund/2/                                   November 29, 2010   June 30, 2019
 Invesco Developing Markets Fund              July 1, 2007     June 30, 2019
 Invesco Emerging Markets Equity Fund         May 11, 2011     June 30, 2019
 Invesco Emerging Markets Flexible Bond
 Fund/3/                                     June 14, 2010     June 30, 2019
 Invesco Endeavor Fund                        July 1, 2007     June 30, 2019
 Invesco Global Health Care Fund              July 1, 2007     June 30, 2019
 Invesco Global Infrastructure Fund           May 2, 2014      June 30, 2019
 Invesco Global Market Neutral Fund        December 17, 2013   June 30, 2019
 Invesco Global Targeted Returns Fund/5/   December 17, 2013   June 30, 2019
 Invesco Greater China Fund                   July 1, 2007     June 30, 2019
 Invesco Long/Short Equity Fund            December 17, 2013   June 30, 2019
 Invesco Low Volatility Emerging Markets
 Fund                                      December 17, 2013   June 30, 2019
 Invesco Macro Allocation Strategy Fund/4/ September 25, 2012  June 30, 2019
 Invesco MLP Fund                           August 29, 2014    June 30, 2019
 Invesco Multi-Asset Income Fund/6/        December 13, 2011   June 30, 2019
 Invesco Pacific Growth Fund               February 12, 2010   June 30, 2019
 Invesco Select Companies Fund                July 1, 2007     June 30, 2019
 Invesco World Bond Fund                      July 1, 2007     June 30, 2019
 Invesco U.S. Managed Volatility Fund      December 18, 2017   June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                      ------------------- ---------------
 Invesco Corporate Bond Fund               February 12, 2010   June 30, 2019
 Invesco Global Real Estate Fund              July 1, 2007     June 30, 2019
 Invesco Government Money Market Fund         July 1, 2007     June 30, 2019
 Invesco High Yield Fund                      July 1, 2007     June 30, 2019

-------------------------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

Invesco Real Estate Fund                         July 1, 2007    June 30, 2019
Invesco Short Duration Inflation Protected Fund  July 1, 2007    June 30, 2019
Invesco Short Term Bond Fund                     July 1, 2007    June 30, 2019
Invesco U.S. Government Fund                     July 1, 2007    June 30, 2019

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco American Value Fund         February 12, 2010         June 30, 2019
Invesco Comstock Fund               February 12, 2010         June 30, 2019
Invesco Energy Fund                    July 1, 2007           June 30, 2019
Invesco Dividend Income Fund           July 1, 2007           June 30, 2019
Invesco Gold & Precious Metals
Fund                                   July 1, 2007           June 30, 2019
Invesco Mid Cap Growth Fund         February 12, 2010         June 30, 2019
Invesco Small Cap Value Fund        February 12, 2010         June 30, 2019
Invesco Technology Fund                July 1, 2007           June 30, 2019
Invesco Technology Sector Fund      February 12, 2010         June 30, 2019
Invesco Value Opportunities Fund    February 12, 2010         June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco High Yield Municipal
Fund                                February 12, 2010         June 30, 2019
Invesco Intermediate Term
Municipal Income Fund               February 12, 2010         June 30, 2019
Invesco Municipal Income Fund       February 12, 2010         June 30, 2019
Invesco New York Tax Free
Income Fund                         February 12, 2010         June 30, 2019
Invesco Tax-Exempt Cash Fund           July 1, 2007           June 30, 2019
Invesco Limited Term Municipal
Income Fund                            July 1, 2007           June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco V.I. American Franchise
Fund                                February 12, 2010         June 30, 2019
Invesco V.I. American Value Fund    February 12, 2010         June 30, 2019
Invesco V.I. Balanced-Risk
Allocation Fund/7/                  December 22, 2010         June 30, 2019
Invesco V.I. Comstock Fund          February 12, 2010         June 30, 2019
Invesco V.I. Core Equity Fund          July 1, 2007           June 30, 2019
Invesco V.I. Core Plus Bond Fund      April 30, 2015          June 30, 2019
Invesco V.I. Diversified
Dividend Fund                       February 12, 2010         June 30, 2019
Invesco V.I. Equally-Weighted
S&P 500 Fund                        February 12, 2010         June 30, 2019
Invesco V.I. Equity and Income
Fund                                February 12, 2010         June 30, 2019
Invesco V.I. Global Core Equity
Fund                                February 12, 2010         June 30, 2019
Invesco V.I. Global Health Care
Fund                                   July 1, 2007           June 30, 2019
Invesco V.I. Global Real Estate
Fund                                   July 1, 2007           June 30, 2019
Invesco V.I. Government Money
Market Fund                            July 1, 2007           June 30, 2019
Invesco V.I. Government
Securities Fund                        July 1, 2007           June 30, 2019
Invesco V.I. Growth and Income
Fund                                February 12, 2010         June 30, 2019
Invesco V.I. High Yield Fund           July 1, 2007           June 30, 2019
Invesco V.I. International
Growth Fund                            July 1, 2007           June 30, 2019
Invesco V.I. Managed Volatility
Fund                                   July 1, 2007           June 30, 2019
Invesco V.I. Mid Cap Core
Equity Fund                            July 1, 2007           June 30, 2019
Invesco V.I. Mid Cap Growth Fund    February 12, 2010         June 30, 2019
Invesco V.I. S&P 500 Index Fund     February 12, 2010         June 30, 2019
Invesco V.I. Small Cap Equity
Fund                                   July 1, 2007           June 30, 2019
Invesco V.I. Technology Fund           July 1, 2007           June 30, 2019
Invesco V.I. Value
Opportunities Fund                     July 1, 2007           June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco Exchange Fund               September 30, 2015        June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco Balanced-Risk
Aggressive Allocation Fund/8/        January 16, 2013         June 30, 2019

                           INVESCO MANAGEMENT TRUST

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco Conservative Income Fund       July 1, 2014           June 30, 2019

                               CLOSED-END FUNDS

FUND                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                  --------------         ---------------
Invesco Advantage Municipal
Income Trust II                        May 15, 2012           June 30, 2019
Invesco Bond Fund                    August 26, 2015          June 30, 2019
Invesco California Value
Municipal Income Trust                 May 15, 2012           June 30, 2019
Invesco Dynamic Credit
Opportunities Fund                     May 15, 2012           June 30, 2019
Invesco High Income 2023 Target
Term Fund                           November 28, 20016        June 30, 2019
Invesco High Income 2024 Target
Term Fund                           November 30, 2017         June 30, 2019
Invesco High Income Trust II           May 15, 2012           June 30, 2019
Invesco Municipal Income
Opportunities Trust                  August 26, 2015          June 30, 2019
Invesco Municipal Opportunity
Trust                                  May 15, 2012           June 30, 2019
Invesco Municipal Trust                May 15, 2012           June 30, 2019
Invesco Pennsylvania Value
Municipal Income Trust                 May 15, 2012           June 30, 2019
Invesco Quality Municipal
Income Trust                         August 26, 2015          June 30, 2019
Invesco Senior Income Trust            May 15, 2012           June 30, 2019
Invesco Trust for Investment
Grade Municipals                       May 15, 2012           June 30, 2019
Invesco Trust for Investment
Grade New York Municipals              May 15, 2012           June 30, 2019
Invesco Value Municipal Income
Trust                                  June 1, 2010           June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
      INVESCO SECURITIES TRUST
      SHORT-TERM INVESTMENTS TRUST
      on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                               CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                            VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                           ------------  ---------- ------------------- -----------------

Invesco American Franchise
Fund
   Class A Shares              Contractual      2.00%      July 1, 2013       June 30, 2018
   Class B Shares              Contractual      2.75%      July 1, 2013       June 30, 2018
   Class C Shares              Contractual      2.75%      July 1, 2013       June 30, 2018
   Class R Shares              Contractual      2.25%      July 1, 2013       June 30, 2018
   Class R5 Shares             Contractual      1.75%      July 1, 2013       June 30, 2018
   Class R6 Shares             Contractual      1.75%      July 1, 2013       June 30, 2018
   Class Y Shares              Contractual      1.75%      July 1, 2013       June 30, 2018

Invesco California Tax-Free
Income Fund
   Class A Shares              Contractual      1.50%      July 1, 2012       June 30, 2018
   Class B Shares              Contractual      2.00%      July 1, 2012       June 30, 2018
   Class C Shares              Contractual      2.00%      July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual      1.25%     April 4, 2017       June 30, 2018
   Class Y Shares              Contractual      1.25%      July 1, 2012       June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares              Contractual      0.75%   December 16, 2016   December 31, 2018
   Class B Shares              Contractual      1.50%   December 16, 2016   December 31, 2018
   Class C Shares              Contractual      1.50%   December 16, 2016   December 31, 2018
   Class R Shares              Contractual      1.00%   December 16, 2016   December 31, 2018
   Class R5 Shares             Contractual      0.50%   December 16, 2016   December 31, 2018
   Class R6 Shares             Contractual      0.50%   December 16, 2016   December 31, 2018
   Class Y Shares              Contractual      0.50%   December 16, 2016   December 31, 2018

Invesco Equally-Weighted S&P
500 Fund
   Class A Shares              Contractual      2.00%      July 1, 2012       June 30, 2018
   Class B Shares              Contractual      2.75%      July 1, 2012       June 30, 2018
   Class C Shares              Contractual      2.75%      July 1, 2012       June 30, 2018
   Class R Shares              Contractual      2.25%      July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual      1.75%   September 24, 2012    June 30, 2018
   Class Y Shares              Contractual      1.75%      July 1, 2012       June 30, 2018

Invesco Equity and Income Fund
   Class A Shares              Contractual      1.50%      July 1, 2012       June 30, 2018
   Class B Shares              Contractual      2.25%      July 1, 2012       June 30, 2018
   Class C Shares              Contractual      2.25%      July 1, 2012       June 30, 2018
   Class R Shares              Contractual      1.75%      July 1, 2012       June 30, 2018
   Class R5 Shares             Contractual      1.25%      July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual      1.25%   September 24, 2012    June 30, 2018
   Class Y Shares              Contractual      1.25%      July 1, 2012       June 30, 2018

Invesco Floating Rate Fund
   Class A Shares              Contractual      1.50%     April 14, 2006      June 30, 2018
   Class C Shares              Contractual      2.00%     April 14, 2006      June 30, 2018
   Class R Shares              Contractual      1.75%     April 14, 2006      June 30, 2018
   Class R5 Shares             Contractual      1.25%     April 14, 2006      June 30, 2018
   Class R6 Shares             Contractual      1.25%   September 24, 2012    June 30, 2018
   Class Y Shares              Contractual      1.25%    October 3, 2008      June 30, 2018

Invesco Global Real Estate
Income Fund
   Class A Shares              Contractual      2.00%      July 1, 2009       June 30, 2018
   Class B Shares              Contractual      2.75%      July 1, 2009       June 30, 2018
   Class C Shares              Contractual      2.75%      July 1, 2009       June 30, 2018
   Class R5 Shares             Contractual      1.75%      July 1, 2009       June 30, 2018
   Class R6 Shares             Contractual      1.75%   September 24, 2012    June 30, 2018
   Class Y Shares              Contractual      1.75%      July 1, 2009       June 30, 2018

See page 18 for footnotes to Exhibit A.

                               CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                            VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                           ------------  --------------------- ------------------- -----------------

Invesco Growth and Income Fund
   Class A Shares              Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R Shares              Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares             Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares              Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Low Volatility Equity
Yield Fund
   Class A Shares              Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R Shares              Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares             Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual          1.75%            April 4, 2017       June 30, 2018
   Class Y Shares              Contractual          1.75%             July 1, 2012       June 30, 2018
   Investor Class Shares       Contractual          2.00%             July 1, 2012       June 30, 2018

Invesco Pennsylvania Tax Free
Income Fund
   Class A Shares              Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares              Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares              Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual          1.25%            April 4, 2017       June 30, 2018
   Class Y Shares              Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares              Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R6 Shares             Contractual          1.75%            April 4, 2017       June 30, 2018
   Class Y Shares              Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Short Duration High
Yield Municipal Fund
   Class A Shares              Contractual          0.79%          September 30, 2015  December 31, 2018
   Class C Shares              Contractual          1.54%          September 30, 2015  December 31, 2018
   Class R5 Shares             Contractual          0.54%          September 30, 2015  December 31, 2018
   Class R6 Shares             Contractual          0.54%            April 4, 2017     December 31, 2018
   Class Y Shares              Contractual          0.54%          September 30, 2015  December 31, 2018

Invesco Small Cap Discovery
Fund
   Class A Shares              Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares              Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R5 Shares             Contractual          1.75%          September 24, 2012    June 30, 2018
   Class R6 Shares             Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares              Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Strategic Real Return
Fund
   Class A Shares              Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2018
   Class C Shares              Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class R Shares              Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2018
   Class R5 Shares             Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class R6 Shares             Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class Y Shares              Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                              CONTRACTUAL/   EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                           VOLUNTARY    LIMITATION       CURRENT LIMIT             DATE
----                          ------------  ---------- --------------------------- --------------
Invesco Charter Fund
   Class A Shares             Contractual      2.00%          July 1, 2009         June 30, 2018
   Class B Shares             Contractual      2.75%          July 1, 2009         June 30, 2018
   Class C Shares             Contractual      2.75%          July 1, 2009         June 30, 2018
   Class R Shares             Contractual      2.25%          July 1, 2009         June 30, 2018
   Class R5 Shares            Contractual      1.75%          July 1, 2009         June 30, 2018
   Class R6 Shares            Contractual      1.75%       September 24, 2012      June 30, 2018
   Class S Shares             Contractual      1.90%       September 25, 2009      June 30, 2018
   Class Y Shares             Contractual      1.75%          July 1, 2009         June 30, 2018
Invesco Diversified Dividend
Fund
   Class A Shares             Contractual      2.00%          July 1, 2013         June 30, 2018
   Class B Shares             Contractual      2.75%          July 1, 2013         June 30, 2018
   Class C Shares             Contractual      2.75%          July 1, 2013         June 30, 2018
   Class R Shares             Contractual      2.25%          July 1, 2013         June 30, 2018
   Class R5 Shares            Contractual      1.75%          July 1, 2013         June 30, 2018
   Class R6 Shares            Contractual      1.75%          July 1, 2013         June 30, 2018
   Class Y Shares             Contractual      1.75%          July 1, 2013         June 30, 2018
   Investor Class Shares      Contractual      2.00%          July 1, 2013         June 30, 2018
Invesco Summit Fund
   Class A Shares             Contractual      2.00%          July 1, 2009         June 30, 2018
   Class B Shares             Contractual      2.75%          July 1, 2009         June 30, 2018
   Class C Shares             Contractual      2.75%          July 1, 2009         June 30, 2018
   Class P Shares             Contractual      1.85%          July 1, 2009         June 30, 2018
   Class R5 Shares            Contractual      1.75%          July 1, 2009         June 30, 2018
   Class R6 Shares            Contractual      1.75%         April 4, 2017         June 30, 2018
   Class S Shares             Contractual      1.90%   September 25, 2009 July 1,  June 30, 2018
   Class Y Shares             Contractual      1.75%              2009             June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                             CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                          VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                         ------------  ---------- ------------------- ---------------
Invesco European Small
Company Fund
   Class A Shares            Contractual      2.25%      July 1, 2009     June 30, 2018
   Class B Shares            Contractual      3.00%      July 1, 2009     June 30, 2018
   Class C Shares            Contractual      3.00%      July 1, 2009     June 30, 2018
   Class R6 Shares           Contractual      2.00%     April 4, 2017     June 30, 2018
   Class Y Shares            Contractual      2.00%      July 1, 2009     June 30, 2018

Invesco Global Core Equity
Fund
   Class A Shares            Contractual      1.22%    January 1, 2017    April 30, 2019
   Class B Shares            Contractual      1.97%    January 1, 2017    April 30, 2019
   Class C Shares            Contractual      1.97%    January 1, 2017    April 30, 2019
   Class R Shares            Contractual      1.47%    January 1, 2017    April 30, 2019
   Class R5 Shares           Contractual      0.97%    January 1, 2017    April 30, 2019
   Class R6 Shares           Contractual      0.97%     April 4, 2017     April 30, 2019
   Class Y Shares            Contractual      0.97%    January 1, 2017    April 30, 2019

Invesco International Small
Company Fund
   Class A Shares            Contractual      2.25%      July 1, 2009     June 30, 2018
   Class B Shares            Contractual      3.00%      July 1, 2009     June 30, 2018
   Class C Shares            Contractual      3.00%      July 1, 2009     June 30, 2018
   Class R5 Shares           Contractual      2.00%      July 1, 2009     June 30, 2018
   Class R6 Shares           Contractual      2.00%   September 24, 2012  June 30, 2018
   Class Y Shares            Contractual      2.00%      July 1, 2009     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                           Contractual         2.00%             July 1, 2009    June 30, 2018
   Class B Shares                           Contractual         2.75%             July 1, 2009    June 30, 2018
   Class C Shares                           Contractual         2.75%             July 1, 2009    June 30, 2018
   Class R Shares                           Contractual         2.25%             July 1, 2009    June 30, 2018
   Class R5 Shares                          Contractual         1.75%             July 1, 2009    June 30, 2018
   Class R6 Shares                          Contractual         1.75%          September 24, 2012 June 30, 2018
   Class Y Shares                           Contractual         1.75%             July 1, 2009    June 30, 2018

                                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.44% less net AFFE*   January 1, 2017   April 30, 2019
   Class C Shares                           Contractual  2.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class R Shares                           Contractual  1.69% less net AFFE*   January 1, 2017   April 30, 2019
   Class R5 Shares                          Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class R6 Shares                          Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class Y Shares                           Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2019
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2019
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2019
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2019
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2019
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2019
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2019
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2019
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2019
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2019
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2019
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2019
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2019
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2019
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2019
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2019
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2019
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2019
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2019

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2018
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2018
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2018
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual     1.25%     April 4, 2017    June 30, 2018
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2018
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2018
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2018
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.00%      May 1, 2016     June 30, 2018
   Class B Shares                                Contractual     2.75%      May 1, 2016     June 30, 2018
   Class C Shares                                Contractual     2.75%      May 1, 2016     June 30, 2018
   Class R Shares                                Contractual     2.25%      May 1, 2016     June 30, 2018
   Class R5 Shares                               Contractual     1.75%      May 1, 2016     June 30, 2018
   Class R6 Shares                               Contractual     1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                                Contractual     1.75%      May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2018
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2018
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2018
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual     1.75%     April 4, 2017    June 30, 2018
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2018
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2018
See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                   ------------ --------------------- ------------------ -----------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%             May 1, 2012      April 30, 2019
   Class B Shares                      Contractual         1.00%             May 1, 2012      April 30, 2019
   Class C Shares                      Contractual         1.00%             May 1, 2012      April 30, 2019
   Class R Shares                      Contractual         0.50%             May 1, 2012      April 30, 2019
   Class R5 Shares                     Contractual         0.00%             May 1, 2012      April 30, 2019
   Class R6 Shares                     Contractual         0.00%            April 4, 2017     April 30, 2019
   Class Y Shares                      Contractual         0.00%             May 1, 2012      April 30, 2019

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%             May 1, 2012       June 30, 2018
   Class B Shares                      Contractual         3.00%             May 1, 2012       June 30, 2018
   Class C Shares                      Contractual         3.00%             May 1, 2012       June 30, 2018
   Class R Shares                      Contractual         2.50%             May 1, 2012       June 30, 2018
   Class R5 Shares                     Contractual         2.00%             May 1, 2012       June 30, 2018
   Class R6 Shares                     Contractual         2.00%            April 4, 2017      June 30, 2018
   Class Y Shares                      Contractual         2.00%             May 1, 2012       June 30, 2018

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009      June 30, 2018
   Class B Shares                      Contractual         2.75%             July 1, 2009      June 30, 2018
   Class C Shares                      Contractual         2.75%             July 1, 2009      June 30, 2018
   Class R Shares                      Contractual         2.25%             July 1, 2009      June 30, 2018
   Class R5 Shares                     Contractual         1.75%             July 1, 2009      June 30, 2018
   Class R6 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                      Contractual         1.75%             July 1, 2009      June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012      June 30, 2018
   Class B Shares                      Contractual         2.25%             July 1, 2012      June 30, 2018
   Class C Shares                      Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R Shares                      Contractual         1.75%             July 1, 2012      June 30, 2018
   Class R5 Shares                     Contractual         1.25%             July 1, 2012      June 30, 2018
   Class R6 Shares                     Contractual         1.25%            April 4, 2017      June 30, 2018
   Class S Shares                      Contractual         1.40%             July 1, 2012      June 30, 2018
   Class Y Shares                      Contractual         1.25%             July 1, 2012      June 30, 2018

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.02% less net AFFE*   January 1, 2017    April 30, 2019
   Class C Shares                      Contractual  1.77% less net AFFE*   January 1, 2017    April 30, 2019
   Class R Shares                      Contractual  1.27% less net AFFE*   January 1, 2017    April 30, 2019
   Class R5 Shares                     Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2019
   Class R6 Shares                     Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2019
   Class Y Shares                      Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------- ----------------- -----------------
Invesco Peak Retirement(TM) 2025 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017 December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017 December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017 December 31, 2019
See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                     ------------ --------------------- ------------------- ------------------
Invesco Peak Retirement(TM) 2065 Fund
   Class A Shares....................... Contractual  0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares....................... Contractual  1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares....................... Contractual  1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares...................... Contractual  0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares...................... Contractual  0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares....................... Contractual  0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) Now Fund
   Class A Shares....................... Contractual  0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares....................... Contractual  1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares....................... Contractual  1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares...................... Contractual  0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares...................... Contractual  0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares....................... Contractual  0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Quality Income Fund
   Class A Shares....................... Contractual         1.50%             July 1, 2012       June 30, 2018
   Class B Shares....................... Contractual         2.25%             July 1, 2012       June 30, 2018
   Class C Shares....................... Contractual         2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares...................... Contractual         1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares...................... Contractual         1.25%            April 4, 2017       June 30, 2018
   Class Y Shares....................... Contractual         1.25%             July 1, 2012       June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares....................... Contractual         2.00%             July 1, 2009       June 30, 2018
   Class B Shares....................... Contractual         2.75%             July 1, 2009       June 30, 2018
   Class C Shares....................... Contractual         2.75%             July 1, 2009       June 30, 2018
   Class R Shares....................... Contractual         2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares...................... Contractual         1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares...................... Contractual         1.75%          September 24, 2012    June 30, 2018
   Class Y Shares....................... Contractual         1.75%             July 1, 2009       June 30, 2018
   Investor Class Shares................ Contractual         2.00%             July 1, 2009       June 30, 2018


                       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                     ------------ --------------------- ------------------- ------------------

Invesco Asia Pacific Growth Fund
   Class A Shares....................... Contractual         2.25%             July 1, 2009       June 30, 2018
   Class B Shares....................... Contractual         3.00%             July 1, 2009       June 30, 2018
   Class C Shares....................... Contractual         3.00%             July 1, 2009       June 30, 2018
   Class R6 Shares...................... Contractual         2.00%            April 4, 2017       June 30, 2018
   Class Y Shares....................... Contractual         2.00%             July 1, 2009       June 30, 2018

Invesco European Growth Fund
   Class A Shares....................... Contractual         2.25%             July 1, 2009       June 30, 2018
   Class B Shares....................... Contractual         3.00%             July 1, 2009       June 30, 2018
   Class C Shares....................... Contractual         3.00%             July 1, 2009       June 30, 2018
   Class R Shares....................... Contractual         2.50%             July 1, 2009       June 30, 2018
   Class R6 Shares...................... Contractual         2.00%            April 4, 2017       June 30, 2018
   Class Y Shares....................... Contractual         2.00%             July 1, 2009       June 30, 2018
   Investor Class Shares................ Contractual         2.25%             July 1, 2009       June 30, 2018

Invesco Global Growth Fund
   Class A Shares....................... Contractual         1.22%           January 1, 2017    February 28, 2019
   Class B Shares....................... Contractual         1.97%           January 1, 2017    February 28, 2019
   Class C Shares....................... Contractual         1.97%           January 1, 2017    February 28, 2019
   Class R5 Shares...................... Contractual         0.97%           January 1, 2017    February 28, 2019
   Class R6 Shares...................... Contractual         0.97%           January 1, 2017    February 28, 2019
   Class Y Shares....................... Contractual         0.97%           January 1, 2017    February 28, 2019
See page 18 for footnotes to Exhibit A..

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------

Invesco Global Opportunities
Fund
   Class A Shares              Contractual     1.02%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     1.77%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.27%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     0.77%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     0.77%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     0.77%    January 1, 2017  February 28, 2019

Invesco Global Small & Mid
Cap Growth Fund
   Class A Shares              Contractual     2.25%     July 1, 2009      June 30, 2018
   Class B Shares              Contractual     3.00%     July 1, 2009      June 30, 2018
   Class C Shares              Contractual     3.00%     July 1, 2009      June 30, 2018
   Class R5 Shares             Contractual     2.00%     July 1, 2009      June 30, 2018
   Class R6 Shares             Contractual     2.00%     April 4, 2017     June 30, 2018
   Class Y Shares              Contractual     2.00%     July 1, 2009      June 30, 2018

Invesco Global Responsibility
Equity Fund
   Class A Shares              Contractual     0.85%     June 30, 2016   February 28, 2019
   Class C Shares              Contractual     1.60%     June 30, 2016   February 28, 2019
   Class R Shares              Contractual     1.10%     June 30, 2016   February 28, 2019
   Class R5 Shares             Contractual     0.60%     June 30, 2016   February 28, 2019
   Class R6 Shares             Contractual     0.60%     June 30, 2016   February 28, 2019
   Class Y Shares              Contractual     0.60%     June 30, 2016   February 28, 2019

Invesco International
Companies Fund
   Class A Shares              Contractual     1.12%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     1.87%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.37%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     0.87%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     0.87%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     0.87%    January 1, 2017  February 28, 2019

Invesco International Core
  Equity Fund
   Class A Shares              Contractual     1.12%    January 1, 2017  February 28, 2019
   Class B Shares              Contractual     1.87%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     1.87%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.37%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     0.87%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     0.87%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     0.87%    January 1, 2017  February 28, 2019
   Investor Class Shares       Contractual     1.12%    January 1, 2017  February 28, 2019

Invesco International Growth
  Fund
   Class A Shares              Contractual     2.25%     July 1, 2013      June 30, 2018
   Class B Shares              Contractual     3.00%     July 1, 2013      June 30, 2018
   Class C Shares              Contractual     3.00%     July 1, 2013      June 30, 2018
   Class R Shares              Contractual     2.50%     July 1, 2013      June 30, 2018
   Class R5 Shares             Contractual     2.00%     July 1, 2013      June 30, 2018
   Class R6 Shares             Contractual     2.00%     July 1, 2013      June 30, 2018
   Class Y Shares              Contractual     2.00%     July 1, 2013      June 30, 2018

Invesco Select Opportunities
  Fund
   Class A Shares              Contractual     1.02%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     1.77%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.27%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     0.77%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     0.77%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     0.77%    January 1, 2017  February 28, 2019

See page 18 for footnotes to
Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------

Invesco All Cap Market
  Neutral Fund
   Class A Shares              Contractual     1.50%    January 1, 2017   February 28, 2019
   Class C Shares              Contractual     2.25%    January 1, 2017   February 28, 2019
   Class R Shares              Contractual     1.75%    January 1, 2017   February 28, 2019
   Class R5 Shares             Contractual     1.25%    January 1, 2017   February 28, 2019
   Class R6 Shares             Contractual     1.25%    January 1, 2017   February 28, 2019
   Class Y Shares              Contractual     1.25%    January 1, 2017   February 28, 2019

Invesco Balanced-Risk
  Allocation Fund/2/
   Class A Shares              Contractual     2.00%      July 1, 2012      June 30, 2018
   Class B Shares              Contractual     2.75%      July 1, 2012      June 30, 2018
   Class C Shares              Contractual     2.75%      July 1, 2012      June 30, 2018
   Class R Shares              Contractual     2.25%      July 1, 2012      June 30, 2018
   Class R5 Shares             Contractual     1.75%      July 1, 2012      June 30, 2018
   Class R6 Shares             Contractual     1.75%   September 24, 2012   June 30, 2018
   Class Y Shares              Contractual     1.75%      July 1, 2012      June 30, 2018

Invesco Balanced-Risk
  Commodity Strategy Fund/3/
   Class A Shares              Contractual     2.00%      July 1, 2014      June 30, 2018
   Class B Shares              Contractual     2.75%      July 1, 2014      June 30, 2018
   Class C Shares              Contractual     2.75%      July 1, 2014      June 30, 2018
   Class R Shares              Contractual     2.25%      July 1, 2014      June 30, 2018
   Class R5 Shares             Contractual     1.75%      July 1, 2014      June 30, 2018
   Class R6 Shares             Contractual     1.75%      July 1, 2014      June 30, 2018
   Class Y Shares              Contractual     1.75%      July 1, 2014      June 30, 2018

Invesco Developing Markets
  Fund
   Class A Shares              Contractual     2.25%      July 1, 2012      June 30, 2018
   Class B Shares              Contractual     3.00%      July 1, 2012      June 30, 2018
   Class C Shares              Contractual     3.00%      July 1, 2012      June 30, 2018
   Class R5 Shares             Contractual     2.00%      July 1, 2012      June 30, 2018
   Class R6 Shares             Contractual     2.00%   September 24, 2012   June 30, 2018
   Class Y Shares              Contractual     2.00%      July 1, 2012      June 30, 2018

Invesco Emerging Markets
  Equity Fund
   Class A Shares              Contractual     1.33%    January 1, 2017   February 28, 2019
   Class C Shares              Contractual     2.08%    January 1, 2017   February 28, 2019
   Class R Shares              Contractual     1.58%    January 1, 2017   February 28, 2019
   Class R5 Shares             Contractual     1.08%    January 1, 2017   February 28, 2019
   Class R6 Shares             Contractual     1.08%    January 1, 2017   February 28, 2019
   Class Y Shares              Contractual     1.08%    January 1, 2017   February 28, 2019

Invesco Emerging Markets
  Flexible Bond Fund
   Class A Shares              Contractual     1.24%     June 14, 2010    February 28, 2019
   Class B Shares              Contractual     1.99%     June 14, 2010    February 28, 2019
   Class C Shares              Contractual     1.99%     June 14, 2010    February 28, 2019
   Class R Shares              Contractual     1.49%     June 14, 2010    February 28, 2019
   Class R5 Shares             Contractual     0.99%     June 14, 2010    February 28, 2019
   Class R6 Shares             Contractual     0.99%   September 24, 2012 February 28, 2019
   Class Y Shares              Contractual     0.99%     June 14, 2010    February 28, 2019
See page 18 for footnotes to Exhibit A.

                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                           ------------ --------------------- ------------------ -----------------

Invesco Endeavor Fund
   Class A Shares              Contractual         2.00%             July 1, 2009      June 30, 2018
   Class B Shares              Contractual         2.75%             July 1, 2009      June 30, 2018
   Class C Shares              Contractual         2.75%             July 1, 2009      June 30, 2018
   Class R Shares              Contractual         2.25%             July 1, 2009      June 30, 2018
   Class R5 Shares             Contractual         1.75%             July 1, 2009      June 30, 2018
   Class R6 Shares             Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares              Contractual         1.75%             July 1, 2009      June 30, 2018

Invesco Global Health Care
  Fund
   Class A Shares              Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares              Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares              Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R6 Shares             Contractual         1.75%             July 1, 2012      June 30, 2018
   Class Y Shares              Contractual         1.75%            April 4, 2017      June 30, 2018
   Investor Class Shares       Contractual         2.00%             July 1, 2012      June 30, 2018

Invesco Global Infrastructure
  Fund
   Class A Shares              Contractual         1.28%           January 1, 2017   February 28, 2019
   Class C Shares              Contractual         2.03%           January 1, 2017   February 28, 2019
   Class R Shares              Contractual         1.53%           January 1, 2017   February 28, 2019
   Class R5 Shares             Contractual         1.03%           January 1, 2017   February 28, 2019
   Class R6 Shares             Contractual         1.03%           January 1, 2017   February 28, 2019
   Class Y Shares              Contractual         1.03%           January 1, 2017   February 28, 2019

Invesco Global Market Neutral
  Fund
   Class A Shares              Contractual         1.50%           January 1, 2017   February 28, 2019
   Class C Shares              Contractual         2.25%           January 1, 2017   February 28, 2019
   Class R Shares              Contractual         1.75%           January 1, 2017   February 28, 2019
   Class R5 Shares             Contractual         1.25%           January 1, 2017   February 28, 2019
   Class R6 Shares             Contractual         1.25%           January 1, 2017   February 28, 2019
   Class Y Shares              Contractual         1.25%           January 1, 2017   February 28, 2019

Invesco Global Targeted
  Returns Fund/4/
   Class A Shares              Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2019
   Class C Shares              Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class R Shares              Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2019
   Class R5 Shares             Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class R6 Shares             Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class Y Shares              Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019

Invesco Greater China Fund
   Class A Shares              Contractual         2.25%             July 1, 2009      June 30, 2018
   Class B Shares              Contractual         3.00%             July 1, 2009      June 30, 2018
   Class C Shares              Contractual         3.00%             July 1, 2009      June 30, 2018
   Class R5 Shares             Contractual         2.00%             July 1, 2009      June 30, 2018
   Class R6 Shares             Contractual         2.00%            April 4, 2017      June 30, 2018
   Class Y Shares              Contractual         2.00%             July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares              Contractual         1.59%           January 1, 2017   February 28, 2019
   Class C Shares              Contractual         2.34%           January 1, 2017   February 28, 2019
   Class R Shares              Contractual         1.84%           January 1, 2017   February 28, 2019
   Class R5 Shares             Contractual         1.34%           January 1, 2017   February 28, 2019
   Class R6 Shares             Contractual         1.34%           January 1, 2017   February 28, 2019
   Class Y Shares              Contractual         1.34%           January 1, 2017   February 28, 2019
See page 18 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------

Invesco Low Volatility
  Emerging Markets Fund
   Class A Shares              Contractual     1.33%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     2.08%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.58%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     1.08%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     1.08%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     1.08%    January 1, 2017  February 28, 2019

Invesco MLP Fund
   Class A Shares              Contractual     1.28%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     2.03%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.53%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     1.03%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     1.03%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     1.03%    January 1, 2017  February 28, 2019

Invesco Macro Allocation
  Strategy Fund/5/
   Class A Shares              Contractual     1.44%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     2.19%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.69%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     1.19%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     1.19%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     1.19%    January 1, 2017  February 28, 2019

Invesco Multi-Asset Income
  Fund
   Class A Shares              Contractual     0.85%    January 1, 2017  February 28, 2019
   Class C Shares              Contractual     1.60%    January 1, 2017  February 28, 2019
   Class R Shares              Contractual     1.10%    January 1, 2017  February 28, 2019
   Class R5 Shares             Contractual     0.60%    January 1, 2017  February 28, 2019
   Class R6 Shares             Contractual     0.60%    January 1, 2017  February 28, 2019
   Class Y Shares              Contractual     0.60%    January 1, 2017  February 28, 2019

Invesco Pacific Growth Fund
   Class A Shares              Contractual     2.25%     July 1, 2012      June 30, 2018
   Class B Shares              Contractual     3.00%     July 1, 2012      June 30, 2018
   Class C Shares              Contractual     3.00%     July 1, 2012      June 30, 2018
   Class R Shares              Contractual     2.50%     July 1, 2012      June 30, 2018
   Class R5 Shares             Contractual     2.00%     July 1, 2012      June 30, 2018
   Class R6 Shares             Contractual     2.00%     April 4, 2017     June 30, 2018
   Class Y Shares              Contractual     2.00%     July 1, 2012      June 30, 2018

Invesco Select Companies Fund
   Class A Shares              Contractual     2.00%     July 1, 2009      June 30, 2018
   Class B Shares              Contractual     2.75%     July 1, 2009      June 30, 2018
   Class C Shares              Contractual     2.75%     July 1, 2009      June 30, 2018
   Class R Shares              Contractual     2.25%     July 1, 2009      June 30, 2018
   Class R5 Shares             Contractual     1.75%     July 1, 2009      June 30, 2018
   Class R6 Shares             Contractual     1.75%     April 4, 2017     June 30, 2018
   Class Y Shares              Contractual     1.75%     July 1, 2009      June 30, 2018

Invesco U.S. Managed
  Volatility Fund
   Class R6 Shares             Contractual     0.15%   December 18, 2017 December 31, 2019

Invesco World Bond Fund
   Class A Shares              Contractual     0.94%   December 1, 2016  February 28, 2019
   Class B Shares              Contractual     1.69%   December 1, 2016  February 28, 2019
   Class C Shares              Contractual     1.69%   December 1, 2016  February 28, 2019
   Class R5 Shares             Contractual     0.69%   December 1, 2016  February 28, 2019
   Class R6 Shares             Contractual     0.69%   December 1, 2016  February 28, 2019
   Class Y Shares              Contractual     0.69%   December 1, 2016  February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                               CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
----                           ------------  ----------  ------------------ --------------

Invesco Corporate Bond Fund
   Class A Shares              Contractual    1.50%         July 1, 2012    June 30, 2018
   Class B Shares              Contractual    2.25%         July 1, 2012    June 30, 2018
   Class C Shares              Contractual    2.25%         July 1, 2012    June 30, 2018
   Class R Shares              Contractual    1.75%         July 1, 2012    June 30, 2018
   Class R5 Shares             Contractual    1.25%         July 1, 2012    June 30, 2018
   Class R6 Shares             Contractual    1.25%      September 24, 2012 June 30, 2018
   Class Y Shares              Contractual    1.25%         July 1, 2012    June 30, 2018

Invesco Global Real Estate
  Fund
   Class A Shares              Contractual    2.00%         July 1, 2009    June 30, 2018
   Class B Shares              Contractual    2.75%         July 1, 2009    June 30, 2018
   Class C Shares              Contractual    2.75%         July 1, 2009    June 30, 2018
   Class R Shares              Contractual    2.25%         July 1, 2009    June 30, 2018
   Class R5 Shares             Contractual    1.75%         July 1, 2009    June 30, 2018
   Class R6 Shares             Contractual    1.75%      September 24, 2012 June 30, 2018
   Class Y Shares              Contractual    1.75%         July 1, 2009    June 30, 2018

Invesco High Yield Fund
   Class A Shares              Contractual    1.50%         July 1, 2013    June 30, 2018
   Class B Shares              Contractual    2.25%         July 1, 2013    June 30, 2018
   Class C Shares              Contractual    2.25%         July 1, 2013    June 30, 2018
   Class R5 Shares             Contractual    1.25%         July 1, 2013    June 30, 2018
   Class R6 Shares             Contractual    1.25%         July 1, 2013    June 30, 2018
   Class Y Shares              Contractual    1.25%         July 1, 2013    June 30, 2018
   Investor Class Shares       Contractual    1.50%         July 1, 2013    June 30, 2018

Invesco Short Duration
  Inflation Protected Fund
   Class A Shares              Contractual    0.55%      December 31, 2015  June 30, 2018
   Class A2 Shares             Contractual    0.45%      December 31, 2015  June 30, 2018
   Class R5 Shares             Contractual    0.30%      December 31, 2015  June 30, 2018
   Class R6 Shares             Contractual    0.30%      December 31, 2015  June 30, 2018
   Class Y Shares              Contractual    0.30%      December 31, 2015  June 30, 2018

Invesco Real Estate Fund
   Class A Shares              Contractual    2.00%         July 1, 2012    June 30, 2018
   Class B Shares              Contractual    2.75%         July 1, 2012    June 30, 2018
   Class C Shares              Contractual    2.75%         July 1, 2012    June 30, 2018
   Class R Shares              Contractual    2.25%         July 1, 2012    June 30, 2018
   Class R5 Shares             Contractual    1.75%         July 1, 2012    June 30, 2018
   Class R6 Shares             Contractual    1.75%      September 24, 2012 June 30, 2018
   Class Y Shares              Contractual    1.75%         July 1, 2012    June 30, 2018
   Investor Class Shares       Contractual    2.00%         July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares              Contractual    1.40%         July 1, 2013    June 30, 2018
   Class C Shares              Contractual   1.75%/6/       July 1, 2013    June 30, 2018
   Class R Shares              Contractual    1.75%         July 1, 2013    June 30, 2018
   Class R5 Shares             Contractual    1.25%         July 1, 2013    June 30, 2018
   Class R6 Shares             Contractual    1.25%         July 1, 2013    June 30, 2018
   Class Y Shares              Contractual    1.25%         July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
   Class A Shares              Contractual    1.50%         July 1, 2012    June 30, 2018
   Class B Shares              Contractual    2.25%         July 1, 2012    June 30, 2018
   Class C Shares              Contractual    2.25%         July 1, 2012    June 30, 2018
   Class R Shares              Contractual    1.75%         July 1, 2012    June 30, 2018
   Class R5 Shares             Contractual    1.25%         July 1, 2012    June 30, 2018
   Class R6 Shares             Contractual    1.25%        April 4, 2017    June 30, 2018
   Class Y Shares              Contractual    1.25%         July 1, 2012    June 30, 2018
   Investor Class Shares       Contractual    1.50%         July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ------------------ -------------

Invesco American Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2013    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2013    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2013    June 30, 2018
   Class R Shares                    Contractual     2.25%      July 1, 2013    June 30, 2018
   Class R5 Shares                   Contractual     1.75%      July 1, 2013    June 30, 2018
   Class R6 Shares                   Contractual     1.75%      July 1, 2013    June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2013    June 30, 2018

Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class R Shares                    Contractual     2.25%      July 1, 2012    June 30, 2018
   Class R5 Shares                   Contractual     1.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual     1.75%   September 24, 2012 June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2018

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R5 Shares                   Contractual     1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual     1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                    Contractual     2.00%   September 1, 2016  June 30, 2018
   Class B Shares                    Contractual     2.75%   September 1, 2016  June 30, 2018
   Class C Shares                    Contractual     2.75%   September 1, 2016  June 30, 2018
   Class R5 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2018
   Class R6 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2018
   Class Y Shares                    Contractual     1.75%   September 1, 2016  June 30, 2018
   Investor Class Shares             Contractual     2.00%   September 1, 2016  June 30, 2018

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual     1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%     August 1, 2015   June 30, 2018
   Class B Shares                    Contractual     2.75%     August 1, 2015   June 30, 2018
   Class C Shares                    Contractual     2.75%     August 1, 2015   June 30, 2018
   Class R Shares                    Contractual     2.25%     August 1, 2015   June 30, 2018
   Class R5 Shares                   Contractual     1.75%     August 1, 2015   June 30, 2018
   Class R6 Shares                   Contractual     1.75%     August 1, 2015   June 30, 2018
   Class Y Shares                    Contractual     1.75%     August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual     1.75%    February 7, 2017  June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------

   Invesco Technology Fund
   Class A Shares                                Contractual     2.00%        July 1, 2012 June 30, 2018
   Class B Shares                                Contractual     2.75%        July 1, 2012 June 30, 2018
   Class C Shares                                Contractual     2.75%        July 1, 2012 June 30, 2018
   Class R5 Shares                               Contractual     1.75%        July 1, 2012 June 30, 2018
   Class R6 Shares                               Contractual     1.75%       April 4, 2017 June 30, 2018
   Class Y Shares                                Contractual     1.75%        July 1, 2012 June 30, 2018
   Investor Class Shares                         Contractual     2.00%        July 1, 2012 June 30, 2018

   Invesco Technology Sector Fund
   Class A Shares                                Contractual     2.00%   February 12, 2010 June 30, 2018
   Class B Shares                                Contractual     2.75%   February 12, 2010 June 30, 2018
   Class C Shares                                Contractual     2.75%   February 12, 2010 June 30, 2018
   Class Y Shares                                Contractual     1.75%   February 12, 2010 June 30, 2018

   Invesco Value Opportunities Fund
   Class A Shares                                Contractual     2.00%        July 1, 2012 June 30, 2018
   Class B Shares                                Contractual     2.75%        July 1, 2012 June 30, 2018
   Class C Shares                                Contractual     2.75%        July 1, 2012 June 30, 2018
   Class R Shares                                Contractual     2.25%        July 1, 2012 June 30, 2018
   Class R5 Shares                               Contractual     1.75%        July 1, 2012 June 30, 2018
   Class R6 Shares                               Contractual     1.75%       April 4, 2017 June 30, 2018
   Class Y Shares                                Contractual     1.75%        July 1, 2012 June 30, 2018

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------

Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%        July 1, 2012 June 30, 2018
   Class B Shares                                Contractual     2.25%        July 1, 2012 June 30, 2018
   Class C Shares                                Contractual     2.25%        July 1, 2012 June 30, 2018
   Class R5 Shares                               Contractual     1.25%        July 1, 2012 June 30, 2018
   Class R6 Shares                               Contractual     1.25%       April 4, 2017 June 30, 2018
   Class Y Shares                                Contractual     1.25%        July 1, 2012 June 30, 2018

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.84%        July 1, 2016 June 30, 2018
   Class B Shares                                Contractual     1.59%        July 1, 2016 June 30, 2018
   Class C Shares                                Contractual     1.59%        July 1, 2016 June 30, 2018
   Class R6 Shares                               Contractual     0.59%       April 4, 2017 June 30, 2018
   Class Y Shares                                Contractual     0.59%        July 1, 2016 June 30, 2018

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%        July 1, 2013 June 30, 2018
   Class B Shares                                Contractual     2.25%        July 1, 2013 June 30, 2018
   Class C Shares                                Contractual     2.25%        July 1, 2013 June 30, 2018
   Class R6 Shares                               Contractual     1.25%       April 4, 2017 June 30, 2018
   Class Y Shares                                Contractual     1.25%        July 1, 2013 June 30, 2018
   Investor Class                                Contractual     1.50%       July 15, 2013 June 30, 2018

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%        July 1, 2012 June 30, 2018
   Class B Shares                                Contractual     2.25%        July 1, 2012 June 30, 2018
   Class C Shares                                Contractual     2.25%        July 1, 2012 June 30, 2018
   Class R6 Shares                               Contractual     1.25%       April 4, 2017 June 30, 2018
   Class Y Shares                                Contractual     1.25%        July 1, 2012 June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Limited Term Municipal Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012      June 30, 2018
   Class A2 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual     2.25%     June 30, 2013     June 30, 2018
   Class R5 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual     1.25%     April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual     1.25%     July 1, 2012      June 30, 2018

                                          INVESCO MANAGEMENT TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
       Institutional Class                        Contractual     0.30%    January 1, 2018  December 31, 2018

                                          INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     0.94%    January 1, 2017  February 28, 2019

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS /1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                         EFFECTIVE DATE
                               CONTRACTUAL/   EXPENSE     OF CURRENT        EXPIRATION
FUND                            VOLUNTARY    LIMITATION      LIMIT             DATE
----                           ------------  ----------  --------------  ------------------

Invesco Government & Agency
  Portfolio
   Cash Management Class       Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class             Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class         Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class   Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class    Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class               Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class              Contractual     0.34%     June 1, 2016    December 31, 2018

Invesco Liquid Assets
  Portfolio
   Cash Management Class       Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class             Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class         Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class   Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class    Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class               Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class              Contractual     0.38%     June 1, 2016    December 31, 2018

Invesco STIC Prime Portfolio
   Cash Management Class       Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class             Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class         Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class   Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class    Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class               Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class              Contractual     0.34%     June 1, 2016    December 31, 2018

Invesco Tax-Free Cash Reserve
  Portfolio/2/
   Cash Management Class       Contractual     0.28%     June 1, 2016    December 31, 2018
   Corporate Class             Contractual     0.23%     June 1, 2016    December 31, 2018
   Institutional Class         Contractual     0.20%     June 1, 2016    December 31, 2018
   Personal Investment Class   Contractual     0.75%     June 1, 2016    December 31, 2018
   Private Investment Class    Contractual     0.45%     June 1, 2016    December 31, 2018
   Reserve Class               Contractual     1.07%     June 1, 2016    December 31, 2018
   Resource Class              Contractual     0.36%     June 1, 2016    December 31, 2018

Invesco Treasury Obligations
  Portfolio
   Cash Management Class       Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class             Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class         Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class   Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class    Contractual     0.43%     June 1, 2016    December 31, 2018
   Reserve Class               Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class              Contractual     0.34%     June 1, 2016    December 31, 2018

Invesco Treasury Portfolio
   Cash Management Class       Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class             Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class         Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class   Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class    Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class               Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class              Contractual     0.34%     June 1, 2016    December 31, 2018

  /1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
  /2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------- ----------------- --------------

Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%            July 1, 2014    June 30, 2018
   Series II Shares                            Contractual         2.25%            July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2019
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2019

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%            May 1, 2013     April 30, 2019
   Series II Shares                            Contractual         1.03%            May 1, 2013     April 30, 2019

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%           April 30, 2015   April 30, 2019
   Series II Shares                            Contractual         0.86%           April 30, 2015   April 30, 2019

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         1.75%            July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.50%            July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------

Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2018
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2018
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%     May 1. 2013     April 30, 2019
   Series II Shares                        Contractual     1.03%     May 1, 2013     April 30, 2019

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%     May 1, 2014     June 30, 2018
   Series II Shares                        Contractual     1.75%     May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012    June 30, 2018
   Series II Shares                        Contractual     2.50%     July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     2.00%     May 1, 2015     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%     July 1, 2014    June 30, 2018
   Series II Shares                        Contractual     2.25%     July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2018
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 15, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Premier Portfolio to Invesco Premier Portfolio and Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio, series portfolios of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust); and to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio, series portfolios of Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.
Advisor

By:      /s/ John M. Zerr
         ----------------------
NAME:    John M. Zerr
TITLE:   Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 18, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco U.S. Managed Volatility Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.
Advisor

By:     /s/ John M. Zerr
        --------------------------
Name:   John M. Zerr
Title:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund
Invesco Peak Retirement(TM) 2015 Fund
Invesco Peak Retirement(TM) 2020 Fund
Invesco Peak Retirement(TM) 2025 Fund
Invesco Peak Retirement(TM) 2030 Fund
Invesco Peak Retirement(TM) 2035 Fund
Invesco Peak Retirement(TM) 2040 Fund
Invesco Peak Retirement(TM) 2045 Fund
Invesco Peak Retirement(TM) 2050 Fund
Invesco Peak Retirement(TM) 2055 Fund
Invesco Peak Retirement(TM) 2060 Fund
Invesco Peak Retirement(TM) 2065 Fund
Invesco Peak Retirement(TM) Now Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund

Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio